UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06628

The Yacktman Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgeport Parkway
Building One, Suite 320
Austin, TX 78730
(Address of principal executive offices) (Zip code)

Donald A. Yacktman
c/o Yacktman Asset Management Co.
6300 Bridgeport Parkway
Building One, Suite 320
Austin, TX 78730
(Name and address of agent for service)

512-767-6700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds’ investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

The Yacktman Funds, Inc.
MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholder:

2007 produced small returns with the Yacktman Fund up 3.39% and the Focused Fund up 3.46% versus the S&P 500® up 5.49%.  While results were modest, they were excellent compared to other value investors.  Growth stocks dramatically outperformed value, and almost anything in the financial services or retailing sectors declined substantially.  We used the recent market declines to reload our portfolio finding some of the best bargains we have seen in several years.

The chart assumes an initial gross investment of $10,000 made on 12/31/97.

The Yacktman Funds, Inc.

The chart assumes an initial gross investment of $10,000 made on 12/31/97.

*The S&P 500® is an unmanaged but commonly used measure of common stock total return performance.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As a result, our cash levels have dropped dramatically.  Many of our top holdings performed superbly, with Coca-Cola and Microsoft delivering their best years since 1996 and 2001 respectively.  This helped offset the panic that pummeled a few of our positions in the financial services sector.  Our biggest detractor last year was AmeriCredit, a position we established back in 2003.  We believe the share price decline in AmeriCredit was an overreaction, and used that opportunity to significantly increase this position.

Global Consumer Products
Last year we wrote that the quality of the businesses we owned were likely the highest in our firms’ history.  This was largely a function of two things.  1)  High quality companies were inexpensive and 2) We had a desire to own companies which could more or less sail through a more difficult economy.

Early in the year opportunities arose as a result of declines that allowed us to add to our positions in Pepsi and Procter & Gamble.  Today we have a substantial portion of our top 10 holdings in Coca Cola, Pepsi, Procter & Gamble, and Wrigley.  These four companies are among the greatest businesses in the world with some of the most protected global franchises.  Each one derives a substantial part of its earnings from international operations, reducing the risk associated with a declining currency and slowing economy in the United States.  We believe these positions are a great opportunity to participate in the expansion occurring in countries such as China, India, Russia, and Brazil.  These results can be achieved without our having the direct exposure and risks of owning securities traded in international markets that do not have the benefit of stability, investor protection, and disclosure in U.S. markets.

The Yacktman Funds, Inc.

Financial Exposure
It seems every day brings new headlines with billion dollar write-offs or the need for financial service companies to raise new capital.  As a result, many of the largest financial service companies stocks get pummeled.  Industry giants like Citigroup, Merrill Lynch, and others, saw greater than 50% share declines from their highs.

We typically have a more limited exposure to the financial service sector than other portfolio managers, especially those with a value orientation.  Despite that, several of our positions suffered, including Fannie Mae, Freddie Mac, MGIC Investment, and AmeriCredit.  Almost any company in the financial services industry is likely to see some decline in earnings as we head into a more difficult economic climate.

Our position in AmeriCredit, an auto finance lender, got hit hard last year as we underestimated the panic that would occur as consumer defaults increased.  At year end the stock was trading at a substantial discount to book value, implying that the business would either generate huge losses or would be liquidated.  While it is true that the standards for the loans issued in 2006 and the first half of 2007 underestimated the rate of consumer delinquencies and defaults, the company is a long way from bleeding cash or having its business model invalidated.  We believe the decline could prove to be a huge opportunity and have subsequently increased the position.

In the past, even great companies in the financial services sector have seen their stocks crushed due to short term uncertainty.  The declines can produce opportunity for huge rewards if you have high conviction about the business when everyone else is running for the exits.  Warren Buffett loaded  up on American Express and Geico back when both companies were being priced like they might go away. As a result, he reaped huge rewards from these purchases.

AmeriCredit’s business is fairly simple.  It makes automobile loans primarily on used cars mainly to customers with sub prime credit and receive high rates of interest in return.  AmeriCredit competes with many large financial players such as Wachovia, Wells Fargo, Capital One, and Bank of America.  It packages the loans together and sells them in the asset backed market.

Recently, due in large part to industry losses in mortgage asset backed securities, AmeriCredit has experienced greater difficulty issuing new automobile loan asset backed securities.  At this point AmeriCredit is well funded but will likely scale back its business in 2008 as it waits for a more reasonable market environment.  The company did something similar in 2002-2003, when they wrote even higher quality loans than usual, producing especially strong results in the years that followed.

AmeriCredit’s customers need a car to get to and from work; therefore, unemployment levels are likely the most important variable in determining whether the company will get paid.  While unemployment will likely increase as the economy struggles, we are a long way from levels which are being implied by AmeriCredit’s stock price.  Unless unemployment rates spike up quickly, and in a manner not seen since the 1930’s, AmeriCredit should be able to weather this difficult period.

Microsoft Recovery
To end on a more positive note, Microsoft was another stock that performed well in 2007.  The percentage increase in its share price was the highest since 2001.  The company continued to produce strong growth as its Vista release was rolled out and upgrades to its Office applications sold well.  We feel fortunate that 2006 gave us the opportunity to buy a big position in the stock.

The Yacktman Funds, Inc.

Conclusion
While many investors feel uncertain during market declines, we feel confident that we have positioned our portfolio well for this kind of environment.  Due in part to our large weighting in consumer product companies, as well as a large cash position, we were able to avoid the large hits that many value investors took last year.  If the current economic environment continues you should expect to see continued bargain hunting throughout 2008.   Much like we did in the 2000-2002 period we feel we are properly positioned to take advantage of the opportunities in the current investment climate.  Periods of uncertainty can produce panic, regret or opportunities.  We expect to use the panic others feel to adjust our portfolio.

Sincerely,
The Yacktman Team

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2007 (Unaudited)

As a shareholder of the Yacktman Funds (the “Funds”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses
The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

The Yacktman Funds, Inc.

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2007 (Unaudited)

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

THE YACKTMAN FUND
			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	01/01/07-
	07/01/07	12/31/07	12/31/07[1]
Actual	$1,000.00	$999.70	$4.79
Hypothetical (5% return
before expenses)	1,000.00	1,020.27	4.84

THE YACKTMAN FOCUSED FUND
			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	01/01/07-
	07/01/07	12/31/07	12/31/07[1]
Actual	$1,000.00	$1,000.80	$6.30
Hypothetical (5% return
before expenses)	1,000.00	1,018.90	6.36

[1]Expenses are equal to the Funds’ annualized expense ratios (0.95% for The Yacktman Fund and 1.25% for The Yacktman Focused Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Yacktman Funds, Inc.

TOP TEN EQUITY HOLDING(Unaudited)
December 31, 2007

Percentage of
Net Assets
Coca-Cola Co.	12.8%
Microsoft Corp.	9.6
PepsiCo, Inc.	9.4
AmeriCredit Corp.	6.7
Lancaster Colony Corp.	5.2
Procter & Gamble Co.	4.5
Clorox Co.	3.6
Pfizer, Inc.	3.5
Johnson & Johnson	3.0
Covidien Ltd.	2.7
Total	61.0%

FUND DIVERSIFICATION(Unaudited)
December 31, 2007

The Yacktman Funds, Inc.

EQUITY PURCHASES & SALES(Unaudited)
For the Six Months Ended December 31, 2007

	Net Shares	Current
NEW PURCHASES	Purchased	Shares Held

Covidien Ltd.
A manufacturer of plastic
products for surgical use.	175,000	175,000

Pulte Homes, Inc.
A developer of active adult
communities. It also sells and
constructs homes, and purchases,
develops and sells residential land.
It operates in various markets across
North and South America.	300,000	300,000

Resource America, Inc.
A specialized asset management
company. It pursues investment
opportunities in the structured
finance, equipment leasing and
real estate sectors.	120,000	120,000

	Net Shares	Current
PURCHASES	Purchased	Shares Held
AmeriCredit Corp.	830,000	1,530,000
Clorox Co.	50,000	160,000
Furniture Brands International, Inc.	161,500	361,500

	Net Shares	Current
SALES	Sold	Shares Held
American International Group, Inc.	10,000	80,000
Anheuser-Busch Cos., Inc.	20,000	90,000
Coca-Cola Co.	210,000	610,000
Colgate-Palmolive Co.	25,000	50,000
eBay, Inc.	79,000	200,000
Federal Home Loan Mortgage Corp.	20,000	90,000
Federal National Mortgage Association	20,000	50,000
Lancaster Colony Corp.	45,000	385,000
Liberty Media Holding Corp., Capital Series A 45,000		—
Marsh & McLennan Cos., Inc.	80,000	—
MBIA, Inc.	40,000	—
Microsoft Corp.	30,000	788,000
PepsiCo, Inc.	40,000	360,000
Pfizer, Inc.	20,000	450,000
Procter & Gamble Co.	38,000	180,000
Quanta Capital Holidays, Ltd.	900,000	—
Tyco International, Ltd.	262,500	87,500
U.S. Bancorp	20,000	130,000
Viacom, Inc., Class B	30,000	130,000
Wm. Wrigley Jr. Co.	49,000	110,000

The Yacktman Fund

PORTFOLIO OF INVESTMENTS
December 31, 2007

	Number of
	Shares	Value
COMMON STOCKS - 88.57%
Banks - 1.41%
U.S. Bancorp	130,000	$ 4,126,200
Beverages - 23.82%
Anheuser-Busch Cos., Inc.	90,000	4,710,600
Coca-Cola Co.	610,000	37,435,700
PepsiCo, Inc.	360,000	27,324,000
		69,470,300
Commercial Services & Supplies - 1.15%
H&R Block, Inc.	180,000	3,342,600
Diversified Financials - 8.45%
AmeriCredit Corp. (a)(b)	1,530,000	19,568,700
Federal Home Loan Mortgage Corp.	90,000	3,066,300
Federal National Mortgage Association (b)	50,000	1,999,000
		24,634,000
Food Products - 8.57%
Kraft Foods, Inc.	100,000	3,263,000
Lancaster Colony Corp.	385,000	15,284,500
Wm. Wrigley Jr. Co. (b)	110,000	6,440,500
		24,988,000
Health Care Equipment & Supplies - 2.66%
Covidien Ltd.	175,000	7,750,750
Household Durables - 2.33%
Furniture Brands International, Inc.	361,500	3,636,690
Pulte Homes, Inc.	300,000	3,162,000
		6,798,690
Household Products - 9.45%
Clorox Co.	160,000	10,427,200
Colgate-Palmolive Co.	50,000	3,898,000
Procter & Gamble Co.	180,000	13,215,600
		27,540,800
Industrial Conglomerates - 1.19%
Tyco International Ltd.	87,500	3,469,375
Insurance - 1.83%
American International Group, Inc.	80,000	4,664,000
MGIC Investment Corp. (b)	30,000	672,900
		5,336,900
Internet Retail - 2.28%
eBay, Inc. (a)(b)	200,000	6,638,000

See notes to financial statements

	Number of
	Shares	Value

Media - 5.82%
Interpublic Group of Cos., Inc. (a)	481,155	3,902,167
Liberty Media Holding Corp., Interactive Series A (a)	385,000	7,345,800
Viacom, Inc., Class B (a)	130,000	5,709,600
		16,957,567
Oil & Gas - 0.60%
Resource America, Inc.	120,000	1,760,400
Pharmaceuticals - 6.48%
Johnson & Johnson	130,000	8,671,000
Pfizer, Inc.	450,000	10,228,500
		18,899,500
Software - 9.62%
Microsoft Corp.	788,000	28,052,800
Specialty Retail - 2.91%
Home Depot, Inc.	50,000	1,347,000
Wal-Mart Stores, Inc.	150,000	7,129,500
		8,476,500
TOTAL COMMON STOCKS (Cost $204,994,990)		258,242,382

See notes to financial statements

The Yacktman Fund

PORTFOLIO OF INVESTMENTS(Continued)
December 31, 2007

	Principal Amount	Value
CONVERTIBLE BONDS - 1.34%
Rait Financial Trust - 6.880%, 04/15/2027
(Acquired 04/12/2007, Cost $3,739,726) (c)	$ 6,000,000	3,900,000
TOTAL CONVERTIBLE BONDS (Cost $3,739,726)		3,900,000
SHORT TERM INVESTMENTS - 14.66%

Commercial Paper - 9.09%
American Express
4.20%, 01/02/2008	8,450,000	8,449,014
Deutsche Bank
3.00%, 01/02/2008	9,613,000	9,612,199
Toyota Motor Corp.
4.05%, 01/02/2008	8,450,000	8,449,050
		26,510,263
Demand Notes - 0.25%
U.S. Bancorp, 4.32%	720,561	720,561
Other Short-Term Investments - 5.32%
Securities Lending Investment Account	15,512,315	15,512,315

TOTAL SHORT TERM INVESTMENTS
(Cost $42,743,139)		42,743,139
Total Investments (Cost $251,477,855) - 104.57%		304,885,521
Other Assets in Excess of Liabilities - 0.75%		2,201,273
Less Liabilities for Collateral on Securities Loaned - (5.32)%		(15,512,315)
TOTAL NET ASSETS - 100.00%		$291,574,479

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) All or a portion of the security has been committed for securities lending ( See Note 6)
(c) Restricted security as defined in Rule 144(a) under the
Securities Act of 1933.

See notes to financial statements

The Yacktman Focused Fund

TOP TEN EQUITY HODINGS(Unaudited)
December 31, 2007

Percentage of
Net Assets
Coca-Cola Co.	13.7%
AmeriCredit Corp.	11.2
PepsiCo, Inc.	10.2
Microsoft Corp.	10.1
Lancaster Colony Corp.	4.7
eBay, Inc.	4.0
Procter & Gamble Co.	3.8
Liberty Media Holding Corp. (Interactive Series A)	3.1
Wm. Wrigley Jr. Co.	3.1
Pfizer, Inc.	3.1
Total	67.0%

FUND DIVERSIFICATION(Unaudited)
December 31, 2007

The Yacktman Focused Fund

EQUITY PURCHASES & SALES(Unaudited)
For the Six Months Ended December 31, 2007

	Net Shares	Current
PURCHASES	Purchased	Shares Held
AmeriCredit Corp.	406,200	590,000
Covidien Ltd.	35,000	35,000
Furniture Brands International, Inc.	32,500	74,500
Pulte Homes, Inc.	140,000	140,000
Resource America, Inc.	20,000	20,000

	Net Shares	Current
SALES	Sold	Shares Held
American International Group, Inc.	3,000	15,000
Clorox Co.	2,000	28,000
Coca-Cola Co.	75,000	150,000
eBay, Inc.	20,000	80,000
Kraft Foods, Inc.	70,000	—
Lancaster Colony Corp.	20,000	80,000
PepsiCo, Inc.	5,000	90,000
Procter & Gamble Co.	5,000	35,000
Quanta Capital Holdings, Ltd.	227,500	—
Tyco International, Ltd.	52,500	17,500
Wm. Wrigley Jr. Co.	5,000	35,000

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS
December 31, 2007

	Number of
	Shares	Value
COMMON STOCKS - 88.09%

Beverages - 23.92%
Coca-Cola Co.	150,000	$ 9,205,500
PepsiCo, Inc.	90,000	6,831,000
		16,036,500
Diversified Financials - 13.13%
AmeriCredit Corp. (a)(b)	590,000	7,546,100
Federal Home Loan Mortgage Corp.	37,000	1,260,590
		8,806,690
Food Products - 7.79%
Lancaster Colony Corp.	80,000	3,176,000
Wm. Wrigley Jr. Co.	35,000	2,049,250
		5,225,250
Health Care Equipment & Supplies - 2.31%
Covidien Ltd.	35,000	1,550,150
Household Durables - 3.32%
Furniture Brands International, Inc.	74,500	749,470
Pulte Homes, Inc.	140,000	1,475,600
		2,225,070
Household Products - 8.88%
Clorox Co.	28,000	1,824,760
Colgate-Palmolive Co.	20,000	1,559,200
Procter & Gamble Co.	35,000	2,569,700
		5,953,660
Industrial Conglomerates - 1.04%
Tyco International Ltd.	17,500	693,875
Insurance - 1.30%
American International Group, Inc.	15,000	874,500
Internet Retail - 3.96%
eBay, Inc. (a)(b)	80,000	2,655,200
Media - 3.13%
Liberty Media Holding Corp., Interactive Series A (a)	110,000	2,098,800
Oil & Gas - 0.44%
Resource America, Inc.	20,000	293,400

See notes to financial statements

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS(Continued)
December 31, 2007

	Number of
	Shares	Value
COMMON STOCKS (Continued)
Pharmaceuticals - 5.54%
Johnson & Johnson	25,000	$1,667,500
Pfizer, Inc.	90,000	2,045,700
		3,713,200
Software - 10.09%
Microsoft Corp.	190,000	6,764,000
Specialty Retail - 3.24%
Home Depot, Inc.	19,000	511,860
Wal-Mart Stores, Inc.	35,000	1,663,550
		2,175,410
TOTAL COMMON STOCKS (Cost $49,487,321)		59,065,705

	Principal Amount	Value
CONVERTIBLE BONDS - 1.16%
Rait Financial Trust, 6.880%, 04/15/2027
(Acquired 04/12/2007, Cost $733,282) (c)	$ 1,200,000	780,000
TOTAL CONVERTIBLE BONDS (Cost $733,282)		780,000
SHORT TERM INVESTMENTS - 13.27%
Commercial Paper - 9.62%
American Express
4.20%, 01/02/2008	1,654,000	1,653,807
Deutsche Bank
3.00%, 01/02/2008	3,139,000	3,138,738
Toyota Motor Corp.
4.05%, 01/02/2008	1,654,000	1,653,814
		6,446,359
Demand Notes - 1.00%
US Bancorp, 4.32%	672,058	672,058
Other Short-Term Investments - 2.65%
Securities Lending Investment Account	1,775,900	1,775,900
TOTAL SHORT TERM INVESTMENTS
(Cost $8,894,317)		8,894,317
Total Investments (Cost $59,114,920) - 102.52%		68,740,022
Other Assets in Excess of Liabilities - 0.13%		88,243
Less Liabilities for Collateral on
Securities Loaned - (2.65)%		(1,775,900)
TOTAL NET ASSETS - 100.00%		$67,052,365

See notes to financial statements

The Yacktman Focused Fund

SCHEDULE OF OPTIONS WRITTEN
December 31, 2007

CALL OPTIONS	Contracts	Value
AmeriCredit Corp.
Expiration: January 2008
Exercise Price: $20.00	185	$462
eBay, Inc.
Expiration: January 2008
Exercise Price: $37.50	500	7,000
eBay, Inc.
Expiration: April 2008
Exercise Price: $37.50	300	42,000
Furniture Brands International, Inc.
Expiration: April 2008
Exercise Price: $15.00	186	1,860
Pulte Homes, Inc.
Expiration: January 2008
Exercise Price: $17.50	100	250
Pulte Homes, Inc.
Expiration: January 2008
Exercise Price: $20.00	250	1,250
Pulte Homes, Inc.
Expiration: January 2008
Exercise Price: $22.50	375	938
Pulte Homes, Inc.
Expiration: April 2008
Exercise Price: $17.50	205	3,075
Pulte Homes, Inc.
Expiration: July, 2008
Exercise Price: $10.00	320	77,600
Pulte Homes, Inc.
Expiration: January 2010
Exercise Price: $20.00	150	25,125
Total Options Written (Premiums received $586,889)		$159,560

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) On Loan
(c) Restricted security as defined in Rule 144(a) under the Securities Act of 1933.

See notes to financial statements

The Yacktman Funds, Inc.

STATEMENT OF ASSETS & LIABILITIES
December 31, 2007

	The Yacktman	The Yacktman
	Fund	Focused Fund

ASSETS:
Investments, at market value
(Cost $251,477,855 and
$59,114,920 respectively)	$304,885,521	$68,740,022
Cash	26,165	6,305
Receivable for fund shares sold	3,735,417	493,667
Dividends and interest receivable	396,326	69,992
Prepaid expenses	18,792	5,508
Total Assets	309,062,221	69,315,494

LIABILITIES:
Options written at value
(premiums received $0,
$586,889 respectively)	—	159,560
Collateral for securities loaned	15,512,315	1,775,900
Payable for fund shares redeemed	1,492,410	193,095
Payable for investments purchased	29,790	6,280
Accrued investment advisory fees	164,038	52,932
Other accrued expenses	289,189	75,362
Total Liabilities	17,487,742	2,263,129
NET ASSETS	$291,574,479	$67,052,365

NET ASSETS CONSIST OF:
Capital stock	$238,134,010	$56,325,224
Undistributed net investment income	41,558	1,035
Undistributed accumulated net
realized gain (loss)	(8,755)	673,675
Net unrealized appreciation
Investments	53,407,666	9,625,102
Written Options	—	427,329
Total Net Assets	$291,574,479	$67,052,365

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and Outstanding	21,772,998	4,789,365

NET ASSET VALUE,
REDEMPTION PRICE, AND
OFFERING PRICE PER SHARE	$13.39	$14.00

See notes to financial statements

STATEMENTS OF OPERATIONS
December 31, 2007

	The Yacktman	The Yacktman
	Fund	Focused Fund

INVESTMENT INCOME:
Dividend income	$5,484,041(1)	$1,113,752(2)
Interest income	4,182,139	782,936
Securities lending income (See Note 6)	87,322	7,547
Total investment income	9,753,502	1,904,235

EXPENSES:
Investment advisory fees	2,390,617	767,805
Shareholder servicing fees	617,825	135,643
Administration and accounting fees	162,296	38,665
Reports to shareholders	69,730	13,981
Professional fees	60,652	34,152
Custody fees	47,447	13,500
Federal and state registration fees	41,054	36,377
Directors fees and expenses	35,426	7,691
Miscellaneous costs	55,899	12,942
Total expenses before reimbursements	3,480,946	1,060,756
Expense reimbursements (See Note 5)	—	(100,999)
Net Expenses	3,480,946	959,757
NET INVESTMENT INCOME	6,272,556	944,478

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	47,451,753	10,492,983
Change in unrealized appreciation
on investments	(40,717,233)	(8,297,713)
Net realized and unrealized gain
on investments	6,734,520	2,195,270

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$13,007,076	$3,139,748

(1) Net of $13,336 in foreign withholding taxes.
(2) Net of $2,799 in foreign withholding taxes.

See notes to financial statements

The Yacktman Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

OPERATIONS:
Net investment income
Net realized gain on investments
Net change in unrealized appreciation (depreciation) on investments
Net increase in net assets resulting from operations

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Proceeds from reinvestment of distributions
Redemption fees

Payments for shares redeemed
Net increase (decrease)

DISTRIBUTIONS PAID FROM:
Net investment income
Net realized gains
Total distributions

TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of period

End of period (including undistributed net investment income of
($41,558, $0, $1,035 and $411 respectively)

TRANSACTIONS IN SHARES:
Shares Sold
Issued in reinvestment of distributions
Shares Redeemed
Net increase (decrease)

See notes to financial statements

		The Yacktman
The Yacktman Fund		Focused Fund
Year Ended December 31,		Year Ended December 31,
2007	2006	2007	2006

$6,272,556	$7,461,991	$944,478	$1,111,145
47,451,753	23,665,748	10,492,983	6,099,164
(40,717,233)	27,783,515	(8,297,713)	4,979,772
13,007,076	58,911,254	3,139,748	12,190,081

42,667,635	107,956,324	17,465,433	35,431,193
48,661,291	28,350,940	10,024,203	6,747,920
12,987	8,603	1,797	2,745
91,341,913	136,315,867	27,491,433	42,181,858
(188,163,475)	(173,857,373)	(43,610,240)	(41,227,292)
(96,821,562)	(37,541,506)	(16,118,807)	954,566

(6,230,830)	(7,580,239)	(943,854)	(1,121,617)
(47,451,921)	(23,629,873)	(9,558,939)	(6,096,510)
(53,682,751)	(31,210,112)	(10,502,793)	(7,218,127)

(137,497,237)	(9,840,364)	(23,481,852)	5,926,520

429,071,716	438,912,080	90,534,217	84,607,697

$291,574,479	$429,071,716	$67,052,365	$90,534,217

2,697,059	6,784,464	1,092,637	2,199,336
3,604,540	1,789,832	709,929	420,431
(11,709,585)	(11,309,919)	(2,672,774)	(2,617,408)
(5,407,986)	(2,735,623)	(870,208)	2,359

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

NET ASSET VALUE:
Beginning of period

OPERATIONS:
Net investment income
Net realized and unrealized gain (loss) on investment securities
Total from operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains
Total distributions

NET ASSET VALUE:
End of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS
Net assets; end of period (000's)
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

See notes to financial statements

	The Yacktman Fund
	Year Ended December 31,
2007	2006	2005	2004	2003

$15.79	$14.67	$15.34	$15.24	$12.33

0.35	0.30	0.28	0.12	0.23
0.21	2.05	(0.48)	1.40	3.84
0.56	2.35	(0.20)	1.52	4.07

(0.34)	(0.30)	(0.28)	(0.12)	(0.17)
(2.62)	(0.93)	(0.19)	(1.30)	(0.99)
(2.96)	(1.23)	(0.47)	(1.42)	(1.16)

$13.39	$15.79	$14.67	$15.34	$15.24

3.39%	15.95%	(1.30)%	9.93%	33.03%

$291,574	$429,072	$438,912	$365,308	$325,428
0.95%	0.96%	0.92%	0.95%	0.94%
1.71%	1.90%	1.86%	0.73%	1.25%
23.82%	17.93%	8.64%	23.82%	40.01%

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

NET ASSET VALUE:
Beginning of period

OPERATIONS:
Net investment income
Net realized and unrealized gain on investment securities
Total from operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains
Total distributions

NET ASSET VALUE:
End of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS
Net assets; end of period (000's)
Ratio of expenses before expense reimbursements to
average net assets (See Note 5)
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	The ratio of expenses before expense reimbursements to average net assets, excluding interest expense, was 1.35%
(2)	The ratio of expenses to average net assets, excluding interest expense, was 1.25%

See notes to financial statements

	The Yacktman Focused Fund
	Year Ended December 31,
2007	2006	2005	2004	2003

$ 16.00	$ 14.96	$ 15.83	$ 16.28	$ 12.48

0.23	0.21	0.22	0.03	0.07
0.34	2.20	(0.51)	1.59	3.90
0.57	2.41	(0.29)	1.62	3.97

(0.23)	(0.21)	(0.22)	(0.03)	(0.07)
(2.34)	(1.16)	(0.36)	(2.04)	(0.10)
(2.57)	(1.37)	(0.58)	(2.07)	(0.17)

$ 14.00	$ 16.00	$ 14.96	$ 15.83	$ 16.28

3.46%	16.13%	(1.83)%	9.96%	31.79%

$ 67,052	$ 90,534	$ 84,608	$ 97,263	$ 127,355

1.38%	1.35%	1.32%	1.33%	1.36%(1)
1.25%	1.25%	1.25%	1.25%	1.26%(2)
1.23%	1.40%	1.30%	0.16%	0.51%
30.49%	30.61%	5.62%	19.26%	71.38%

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007

1.	ORGANIZATION
The Yacktman Funds, Inc. (comprised of The Yacktman Fund and The Yacktman Focused Fund, hereafter referred to as the “Funds”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds consist of two investment portfolios:  The Yacktman Fund is a diversified fund that commenced operations July 6, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term capital appreciation with current income as a secondary objective. Yacktman Asset Management Co. is the Funds’ investment adviser (the “Adviser”).

2.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions during the reporting period. Actual results could differ from those estimates.

a)   Investment Valuation - Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject  to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

 In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007

b)   Options - Premiums received by The Yacktman Focused Fund upon writing options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current value of the options are recorded in unrealized gains and losses. When an option expires, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying security during the period of the option, although any potential loss would be reduced by the amount of option premium received.

c)   Federal Income Taxes - It is each Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. Effective June 29, 2007, The Yacktman Funds (the “Funds”) adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.   FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Texas.  As of December 31, 2007, open Federal and Texas tax years include the tax years ended December 31, 2003 through 2006.  The Funds have no examination in progress. The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2006.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

d)  Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007

Accordingly, at December 31, 2007, reclassifications were recorded to increase (decrease) undistributed net investment income by $(168) and $(4,755), and increase (decrease) undistributed net realized gains (losses) by $34,298 and $4,755 for The Yacktman Fund and The Yacktman Focused Fund, respectively. Accumulated paid-in-capital was increased by $34,130 for The Yacktman Fund.

e)  Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

f)  Redemption Fee - Effective April 1, 2005, those who buy and sell the Funds within thirty calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the statement of changes in net assets.

g) Other - Investment transactions and shareholder transactions are accounted for on the trade date. Net realized gains and losses on securities are computed on the basis of specific security lot identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the aggregate purchases and sales of securities, excluding short-term securities, were $ 69,032,553 and $ 129,002,417 for The Yacktman Fund and $ 19,114,894 and $30,706,005 for The Yacktman Focused Fund, respectively. For the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities for The Yacktman Fund and The Yacktman Focused Fund.

4.	OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the year ended December 31, 2007 in The Yacktman Focused Fund, were as follows:
	Amount of	Number of
	Premiums	Contracts
Outstanding at 12/31/06	$(107,997)	(300)
Options written	(868,716)	(4,012)
Options expired	4,988	29
Options closed	384,836	1,712
Outstanding at 12/31/07	$(586,889)	(2,571)

5.	INVESTMENT ADVISORY AGREEMENT

The Funds have agreements with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of these agreements, The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000, and The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets (exclusive of interest, taxes, brokerage commissions and extraordinary expenses). During the year ended December 31, 2007, the Adviser voluntarily waived $100,999 of Investment Advisory Fees.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007

6.	SECURITIES LENDING
The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Each Fund has an individual interest of cash collateral contributed, although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Funds and 40% to the custodian. As of December 31, 2007, The Yacktman Fund had on loan securities valued at $14,690,515 and collateral of $15,512,315 and The Yacktman Focused Fund had on loan securities valued at $1,658,497 and collateral of $1,775,900.

The cash collateral received by the Funds was pooled and at December 31, 2007, was invested in the following:

Security Type	Security Name		Value
Commercial Paper	Sigma Financial		$3,000,000
Corporate Bond	Bayerische Landesbank		3,000,000
Corporate Note	Metlife Global		7,000,000
Corporate Paydown Security Rams Funding LLC			3,593,525
Repurchase Agreement	Merrill Lynch		700,000

		Maturity	Maturity
Security Type	Security Name	Rate	Date
Commercial Paper	Sigma Financial	4.62%	02/11/08
Corporate Bond	Bayerische Landesbank 4.96%		08/23/08
Corporate Note	Metlife Global	4.97%	04/28/08
Corporate Paydown Security Rams Funding LLC		5.22%	02/11/08
Repurchase Agreement	Merrill Lynch	4.50%	01/02/08

7.	LINE OF CREDIT
The Yacktman Fund and The Yacktman Focused Fund have established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments.  The LOC will mature, unless renewed, on March 31, 2008; borrowing under the LOC is limited to the lesser of $15,000,000, 10% of the pre-borrowing net assets of the Fund, 10% of the market value of the assets of the Fund, or 10% of the sum of the fair market value of certain assets of the Fund.  For The Yacktman Focused Fund, borrowing under the LOC is limited to the lesser of $15,000,000, 33 1/3% of the pre-borrowing net assets of the Fund, or 33 1/3% of the sum of the fair market value of certain assets of the Fund.  During the year ended December 31, 2007, The Yacktman Fund and The Yacktman Focused Fund had no outstanding borrowings under the LOC and incurred no interest expense.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007

8.	TAX INFORMATION

The following information for the Funds is presented on an income tax basis as of December 31, 2007:

	The Yacktman	The Yacktman
	Fund	Focused Fund
Tax cost of investments	$251,486,610	$59,117,586
Gross unrealized appreciation	61,384,095	11,664,781
Gross unrealized depreciation	(7,985,184)	(2,042,345)
Net tax unrealized appreciation	$53,398,911	$9,622,436
As of December 31, 2007, the components of accumulated
earnings were as follows:
	The Yacktman	The Yacktman
	Fund	Focused Fund
Undistributed ordinary income	$41,558	$15,547
Undistributed long-term
capital gains	—	661,829
Accumulated earnings	41,558	677,376
Net unrealized appreciation
on investments	53,398,911	427,329
Total accumulated earnings	$53,440,469	$10,727,141

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	The Yacktman	The Yacktman
	Fund	Fund Focused
2007
Ordinary income	$7,052,011	$2,038,950
Long-term capital gains	$46,630,740	$8,463,843
2006
Ordinary income	$8,033,111	$1,121,630
Long-term capital gains	$23,177,001	$6,096,497

The Yacktman Funds, Inc.

REPORT OF INDENDENDT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE YACKTMAN FUNDS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Yacktman Fund and The Yacktman Focused Fund (constituting The Yacktman Funds, Inc., hereafter collectively referred to as the “Funds”) at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee
February 21, 2008

The Yacktman Funds, Inc.

ADDITIONAL INFORMATION(Unaudited)

For the year ended December 31, 2007, 74.60% and 52.30% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

For the year ended December 31, 2007, 77.50% and 54.36% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, are designated as qualified dividend income.

The Funds hereby designate approximately $46,630,740 and $8,463,843 as long-term capital gain distributions for The Yacktman Fund and The Yacktman Focused Fund, respectively, for the purposes of the dividends paid deduction.

The Yacktman Funds, Inc.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be available on the web site of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING POLICIES
AND PROCEDURES

For a description of the policies and procedures that The Funds use to determine how to vote proxies and relating to portfolio securities, please call 1-800-525-8258 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the web site of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2007, is available without charge, upon request, by calling 1-800-525-8258 or by accessing the web site of the Securities and Exchange Commission.

The Yacktman Funds, Inc.

DIRECTOR AND OFFICER INFORMATION
(unaudited)

Independent Directors
			Current
			position held
Name	Age	Address	with The Funds
Bruce B. Bingham	59	c/o Yacktman Asset Management Co.	Director
		6300 Bridgeport Parkway
		Building One, Suite 320
		Austin, TX 78730

Albert J. Malwitz	71	c/o Yacktman Asset Management Co.	Director
		6300 Bridgeport Parkway
		Building One, Suite 320
		Austin, TX 78730

George J. Stevenson	68	c/o Yacktman Asset Management Co.	Director
		6300 Bridgeport Parkway
		Building One, Suite 320
		Austin, TX 78730

Interested Director*
Donald A. Yacktman	66	c/o Yacktman Asset Management Co.	Director
		6300 Bridgeport Parkway	President
		Building One, Suite 320	Treasurer
		Austin, TX 78730

Officer
Stephen Yacktman	37	c/o Yacktman Asset Management Co.	Vice President
		6300 Bridgeport Parkway	Secretary
		Building One, Suite 320
		Austin, TX 78730

Officer
Kent A. Arnett	66	c/o Yacktman Asset Management Co.	Vice President
		6300 Bridgeport Parkway	Chief
		Building One, Suite 320	Compliance
		Austin, TX 78730	Officer

Term of Office	Principal occupation	Number of portfolios	Other directorships
and length of	during the past	overseen within The	held outside
time served	five years	Fund complex	The Fund complex
Indefinite, until	Mr. Bingham has been	2	None
successor elected	a partner in Hamilton
Partners, a real estate
9 years	development firm, for
more than five years.
Indefinite, until	Mr. Malwitz has	2	None
successor elected	been owner and chief
executive officer of
9 years	Arlington Fastener Co.,
a manufacturer and
distributor of industrial
fasteners, for more
than five years.
Indefinite, until	Mr. Stevenson has been	2	None
successor elected	President of Stevenson
& Company, a registered
9 years	business broker, and President
of Healthmate Products Co.,
a fruit juice concentrate
manufacturing company, for
more than five years.

Indefinite, until	Mr. Yacktman has been	2	None
successor elected	President of Yacktman
Asset Management Co.
15 years	since April, 1992.

Indefinite, until	Mr. Yacktman has	N/A	None
successor elected	been Vice President
of Yacktman Asset
5 years	Management Co. for
more than five years.

Indefinite, until	Mr. Arnett has been	N/A	None
successor elected	Vice President and Chief
Compliance Officer of
3 years	Yacktman Asset Management
Co. for 2 years, and Vice
President of JPMorgan Chase
Bank for more than five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	$45,500	$43,000
Audit-Related Fees	$0	$0
Tax Fees	$8,100	$7,650
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2007	FYE 12/31/2006
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Yacktman Funds, Inc.

By (Signature and Title)*      /s/ Donald A. Yacktman                                              Date   03/05/2008
Donald A. Yacktman
                                                        President, Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Donald A. Yacktman                                                 Date   03/05/2008
      Donald A. Yacktman, President & Treasurer

* Print the name and title of each signing officer under his or her signature.